                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 23, 2000

                            RAINING DATA CORPORATION
             (exact name of Registrant as specified in its charter)

          Delaware                     333-50996                 943046892
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

                              17500 Cartwright Road
                            Irvine, California 92614
               (Address of principal executive offices)(zip code)

       Registrant's Telephone Number, including Area Code: (800) 367-7425

                          Omnis Technology Corporation
                           981 Industrial Way, Bldg. B
                        San Carlos, California 94070-4117
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS


         1. Pursuant to the affirmative vote of the stockholders of the Company at the annual meeting of stockholders held commencing October 23, 2000 and adjourned to November 7, 2000, Bryce J. Burns, Bryan Sparks and Gwyneth Gibbs were reelected as the Class III Directors of the Company.
         2. Pursuant to the affirmative vote of the stockholders of the Company at the annual meeting of stockholders held commencing October 23, 2000 and adjourned to November 7, 2000, the number of shares of stock authorized under the 1999 Stock Option Plan of the Company was increased from 1,500,000 to 5,000,000.
                                    SIGNATURE
         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   RAINING DATA CORPORATION
                                   (Registrant)

Dated:  December 21, 2000          By: /s/ Bryce J. Burns
                                       ------------------------------------
                                       Name: Bryce J. Burns
                                       Title: Chairman of the Board of Directors